EXHIBIT 10.9

                      SEPARATION AGREEMENT AND FULL RELEASE
                      -------------------------------------

         This Separation Agreement and Full Release (the "Agreement") dated as of February 28, 2001 by and between Christine A. Reich ("Reich") and Ocwen Federal Bank FSB, its parent company, subsidiaries and affiliates, including without limitation Ocwen Financial Corporation, its subsidiaries and affiliates (collectively, the "Company").

         In consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The parties agree that Reich's employment with the Company will end effective March 1, 2001 (the "Separation Date"). Thereafter, Reich will serve as a consultant to the Company subject to termination at any time by either Reich or the Company (the "Consulting Termination Date"), but in any event no later than May 16, 2001. Ocwen shall pay to Reich by check the sum of $12,307.69 every two weeks commencing March 16, 2001 and ending 52 weeks after the Consulting Termination Date.

         2. On or prior to the Consulting Termination Date, the Company and Reich shall enter into the Amended and Restated Non-Qualified Option Agreements in the form of Exhibits A through D attached hereto and incorporated herein by reference (the "Amended Option Agreements").

         3. In consideration for the payments set forth above, Reich hereby (i) waives any and all rights to salary, incentive compensation and benefits, whether earned or unearned, and whether due or to become due, from the Company; (ii) agrees that the Amended Option Agreements set forth the full and complete agreement between Reich and the Company regarding any and all right to acquire stock or securities of the Company (via options or otherwise); and (iii) fully and forever releases and discharges from liability, and covenants not to sue, the Company and its affiliates (including parent and subsidiary companies), officers, directors, managers, counsel and agents and representatives of any sort, both present and former, for any and all claims, damages, actions and causes of action, in law or in equity, of every nature which Reich may ever have had, now has or may in the future have which are known or may subsequently be discovered by Reich arising out of, or in connection with or related to Reich's employment with the Company and/or separation from employment with the Company (including as relates to her employment as a consultant to the Company), including but not limited to any contracts, agreements and promises, written and oral; any and all claims of discrimination on account of sex, race, age, disability, handicap, national origin, religion, veteran status, marital status or sexual orientation and claims or causes of action based upon any equal opportunity laws, ordinances, regulations or orders including, but not limited to, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, Executive Order 11246, The Americans with Disabilities Act, The Rehabilitation Act and any applicable state or local antidiscrimination statutes; claims for wrongful termination actions of any type; breach of express or implied covenant of good faith and fair dealing; intentional or negligent infliction of emotional distress;

                  intentional or negligent failure to supervise, train, hire or dismiss; and claims for fraud, misrepresentation, libel, slander or invasion of privacy. Reich agrees that she will not file any claim or join in any claim as an individual or a member of a class in any federal, state or local court or agency in regards to claims of herself or others relating to her employment with the Company or her knowledge gained during the course of that employment. Nothing in this paragraph is intended to limit in any way the Company's responsibility to indemnify Reich for actions taken prior to the Consulting Termination Date in accordance with the Florida Business Corporation Act.

         4. Reich further agrees and covenants that Reich has not and will not remove from the Company premises any item belonging to the Company and its affiliates, including office equipment, files, business records or correspondence, customer lists, computer data and proprietary or confidential information ("Information") and that Reich has not and will not disclose or use any Information and/or trade secrets of the Company and its affiliates. Reich agrees to keep all such Information confidential and not disclose or use the Information for any purpose, or divulge or disclose that Information to any person other than Employees of the Company. Reich acknowledges and agrees that nothing in the preceding sentence shall be interpreted or construed as creating or establishing the relationship of employer and employee between Company and Reich during the period in which Reich serves as a consultant to the Company.

         5. Reich acknowledges that during the term of her employment she has been provided access to confidential information and Company's clients, customers and others with whom Company has formed valuable business arrangements. Reich agrees that during the period in which she serves as a consultant to the Company and for a period of eighteen (18) months from the Consulting Termination Date she will not

         (i) Take any action that would interfere with, diminish or impair the valuable relationships that Company and/or Company's Affiliates have with its or their customers and clients and others with which Company and/or the Company's Affiliates have business relationships or to which services are rendered;

         (ii) Recruit or otherwise solicit or induce any person (natural or otherwise) who is or becomes an employee or consultant of Company or the Company's Affiliates to terminate his or her employment with, or otherwise cease his or her relationship with, Company or Company's Affiliates or hire any such employee or consultant who has left the employ of the Company or the Company's Affiliates within two (2) years after the termination or expiration of such employee's or consultant's employment with the Company or the Company's Affiliates, as the case may be; or

         (iii)    Assist with others in engaging in any of the foregoing.

         6. Reich shall not, either directly or indirectly, disclose, discuss or communicate to any entity or person, except her attorney and/or her immediate family, any information whatsoever regarding the existence or terms of this Agreement, its nature or scope or the negotiations leading to it, unless she is compelled to disclose such information pursuant to legal process, and then only after reasonable notice to the Company. Reich shall not take any action or make any statement which might tend to impugn, disparage, defame, discredit or detract from the Company, its officers, employees (past or present) or businesses. Reich shall be responsible for assuring that her family complies with the nondisclosure commitments of this section. A breach by Reich's family will be considered a breach by Reich. The Company agrees not to disclose or discuss the existence of this Agreement or any of the terms hereof, its nature or its scope with any person other than attorneys for the Company and officers, directors and management employees of the Company who have a legitimate need to know in order to maintain compliance with this Agreement, unless the Company is compelled to disclose such information pursuant to legal process.

         7. Reich shall fully cooperate with the Company and, upon reasonable notice, furnish such information and assistance to the Company, at Company's expense, as may be required by the Company in connection with the Company's defense or pursuit of any litigation, administrative action or investigation in which the Company or any of its subsidiaries, parent companies or affiliates is or hereafter becomes a party. Reich affirms that she has made no agreements, promises, representations, express or implied, oral or written, or offered any inducements on behalf of the Company that are not expressly included in any contracts executed by the Company.

         8. Violation of any provision of this Agreement by Reich will entitle the Company, in addition to and not in limitation of any and all other remedies available to the Company at law or in equity, upon proper showing, (a) to reimbursement of all monies paid to Reich pursuant to Paragraph 2 of this Agreement, and (b) to payment by Reich of the gain in value of the Company's common stock received pursuant to the Amended Option Agreement, or if the options have not yet been exercised, the termination of the Amended Option Agreements. Violation of any provision of this Agreement by others who have learned the information from Reich will subject Reich to an action for breach of the Agreement.

         9. Any dispute with respect to this Agreement or Reich's employment with the Company shall be decided by arbitration, in the City of West Palm Beach, Florida, pursuant to the rules of the American Arbitration Association then in effect. Florida law shall apply to every aspect of this Agreement, including but not limited to the interpretation, application and enforcement of the terms of this Agreement.

         10. The parties agree that this Agreement sets forth all the promises and agreements between them and supersedes all prior and contemporaneous agreements, understandings, inducements or conditions, express or implied, oral or written, except as contained herein. Notwithstanding any other term herein, Reich acknowledges and reaffirms her obligations in the Employee Intellectual Property Agreement and understands that those obligations remain effective following her separation from the Company.

         11. Both parties acknowledge that they have had the opportunity to freely consult, if they so desire, with attorneys of their own choosing prior to signing this document regarding the contents and consequences of this document. The parties understand that the payment and other matters agreed to herein are not to be construed as an admission of or evidence of liability for any violation of the law, willful or otherwise, by any person or entity.

         12. Reich acknowledges that she has had the opportunity to request and receive from the Company any information she needs in order to make a knowing and voluntary release of all claims and that she has had a sufficient time to consider the consequences of this Agreement and understands each of the statements in this Agreement.

IN WITNESS WHEREOF, the parties hereby voluntarily and knowingly enter into this unconditional Separation Agreement and Full Release.

                                       OCWEN FEDERAL BANK FSB

                                       ---------------------------
                                       By:
                                       Its:

                                       /s/ CHRISTINE A. REICH
                                       --------------------------
                                       Christine A. Reich

STATE OF FLORIDA           )
                           )SS
COUNTY OF PALM BEACH       )

         I hereby certify that on this __ day of March, 2001 personally appeared Christine A. Reich, who is personally known to me, or who produced the following as identification ___________________, and who acknowledged before me that she executed the foregoing document as her free act and deed.

         In Witness Whereof, I have hereunto set my hand and seal in the State and County aforesaid as of this __ day of March, 2001.


                                       -----------------------------------
                                       Notary Public Signature


                                       -----------------------------------
                                       Printed or Typed Name of Notary

                                                                       EXHIBIT A

            AMENDED AND RESTATED NON-QUALIFIED STOCK OPTION AGREEMENT

THIS AMENDED AND RESTATED NON-QUALIFIED STOCK OPTION AGREEMENT made in the City of West Palm Beach, Florida as of January 31, 1998, between OCWEN FINANCIAL CORPORATION, a Florida corporation (the "Corporation"), and Christine A. Reich, an employee of the Corporation or of a subsidiary (the "Employee").

As of January 31, 1998 the Corporation and the Employee entered into a Non-Qualified Stock Option Agreement (the "Original Agreement") regarding the Option (as defined therein) to purchase 147,348 shares of the Corporation's common stock, par value $.01 per share ("Stock"). A copy of the Original Agreement is attached hereto as Exhibit 1.

The parties have entered into that Separation Agreement and Full Release dated February 28, 2001 (the "Separation Agreement") which sets forth the terms and conditions by which Employee separated from employment with the Corporation.

The Corporation and the Employee desire hereby to amend and restate the Original Agreement in its entirety to provide, INTER ALIA, for the Options to vest pursuant to the terms and conditions hereof.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, and intending to be legally bond hereby, the parties hereto have agreed, and do hereby agree, as follows:

1.       OPTION GRANT

The Corporation hereby grants to the Employee, pursuant to and subject to the 1991 Plan, the right and option (the "Option") to purchase all or any part of an aggregate of 147,348 shares of Stock from the Corporation for a purchase price of $20.35 per share, on the terms and conditions herein set forth.

2.       OPTION TERM

The term of the Option shall begin on the date of this Agreement and will continue until the date which is 18 months from the Consulting Termination Date, as such term is defined in the Separation Agreement, unless the Option is earlier terminated under the terms of paragraph 5 hereof.

3.       EXERCISE OF OPTION

The Option will be exercisable in whole or in part after the commencement of the second year of the term of the Option and thereafter may, subject to the terms and conditions of this Agreement, be exercised in whole or in part at any time before it terminates. In no case may the Option be exercised as to less than 50 shares at any one time (or the remaining shares then purchasable under the Option, if less than 50 shares). During the Employee's lifetime, the Option may be exercised only by him/her or his/her guardian or legal representative. The Employee shall have none of the rights of a stockholder with respect to any of the shares of the Stock subject to the option until such shares shall be issued in his/her name or the name of his/her designee following the exercise of the Option.

4.       METHOD OF OPTION EXERCISE

A. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Corporation at its Executive Offices attention of the Secretary. Such notice shall state the election to exercise the Option, shall state the number of shares in respect of which it is being exercised (the "Purchased Shares") and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by (i) a personal check payable to the order of the Corporation for payment of the full purchase price of the Purchased Shares, (ii) delivery to the Corporation of the number of shares of Stock duly endorsed for transfer and owned by the Employee which have an aggregate Fair Value equal to the aggregate purchase price of the Purchased Shares or (iii) payment therefor made in such other manner as may be acceptable to the Corporation on such terms as may be determined by the Committee. "Fair Value" shall mean the book value of the Stock as determined by the Committee pursuant to the 1991 Plan. In addition to and at the time of payment of the purchase price, the person exercising the Option shall pay to the Corporation the full amount of any federal and state withholding or other taxes applicable to the taxable income of such person resulting from such exercise in cash unless the Committee in its sole discretion shall permit such taxes to be paid in Stock.

B. The Corporation shall deliver a certificate or certificates representing said shares as soon as practicable after receipt of the notice and all required payments by the person or persons exercising the Option as provided in paragraph 4A. hereof. The certificate or certificates for the shares as to which the Option have been so exercised shall not be registered until at least five business days after the date of the exercise of the Option. Unless the person or persons exercising the Option shall otherwise direct the Corporation in writing, such certificate or certificates for the shares shall be registered in the name of the person or persons so exercising the Option and shall be delivered as aforesaid to or upon the written order of the person or persons exercising the Option.

C. In the event the Option shall be exercised, pursuant to paragraphs 3 and 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the derivative right of such person or persons to exercise the Option.

D. The date of exercise of the Option shall be the date on which the notice, the documents and all payments required under this paragraph 4 are received by the Secretary. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

5.       TERMINATION OF OPTION

The Option may not be exercised to any extent after termination of the Option in one of the ways, whichever first occurs, set forth below in this paragraph 5.

A. The Option shall terminate upon the exercise of such Option in the manner provided in this Agreement and the 1991 Plan, whether or not the shares are ultimately delivered.

B. The Option shall terminate on the date which is 18 months from the Consulting Termination Date, as such term is defined in the Separation Agreement, in accordance with paragraph 2 hereof.

6.       ADJUSTMENT UPON CHANGES IN STOCK

If there shall be any change in the stock subject to the Option granted hereunder, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure, appropriate adjustments may be made by the Board of Directors of the Corporation (or if the Corporation is not the surviving corporation in any such transaction, the Board of Directors of the surviving corporation) in the aggregate number and kind of shares subject to the 1991 Plan and the number and kind of shares and the price per share subject to the Option.

7.       NON-TRANSFERABILITY OF OPTION

The Option shall not be transferable otherwise than by will or by the applicable laws of descent and distribution. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

8.       PAYMENT OF EXPENSES AND COMPLIANCE WITH LAWS

The Corporation shall at all times during the term of the Option reserve and keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Agreement, shall pay all original issue and/or transfer taxes with respect to the issue and/or transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Corporation in connection therewith and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Corporation, shall be applicable thereto.

9.       DEFINITIONS

As used herein, the term "subsidiary" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations, other than the last corporation in such chain, owns stock possessing at least 50% of the voting power in one of the other corporations in such chain.

10.      AMENDMENT

In the event that the Board of Directors of the Corporation shall amend the 1991 Plan under the provisions of Article VIII of the 1991 Plan and such amendment shall modify or otherwise affect the subject matter of this Agreement, this Agreement shall, to that extent, be deemed to be amended by such amendment to the 1991 Plan. The Corporation shall notify the Employee in writing of any such amendment to the 1991 Plan and this Agreement as soon as practicable after its approval.

11.      CONSTRUCTION

In the event of any conflict between the 1991 Plan and this Agreement, the provisions of the 1991 Plan shall control. This Agreement shall be governed in all respects by the laws of the State of Florida.

12.      ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between the Corporation and the Employee and supersedes all other discussions, correspondence, representations, understandings and agreements between the parties, with respect to the subject matter hereof.

13.      HEADINGS

The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed a part hereof.

ATTEST:                                OCWEN FINANCIAL CORPORATION

By: /s/ JOHN R. ERBEY                       By: /s/ WILLIAM C. ERBEY
    -----------------                       ------------------------
    John R. Erbey, Secretary                William C. Erbey, Chairman
                                            and Chief Executive Officer

                                         EMPLOYEE

                                            By:
                                               ---------------------------------
                                               (Legal Signature)

                                            Name:
                                                 -------------------------------
                                                 (Print)

                                                                       EXHIBIT B

            AMENDED AND RESTATED NON-QUALIFIED STOCK OPTION AGREEMENT

THIS AMENDED AND RESTATED NON-QUALIFIED STOCK OPTION AGREEMENT made in the City of West Palm Beach, Florida as of January 31, 1999, between OCWEN FINANCIAL CORPORATION, a Florida corporation (the "Corporation"), and Christine A. Reich, an employee of the Corporation or of a subsidiary (the "Employee").

As of January 31, 1999 the Corporation and the Employee entered into a Non-Qualified Stock Option Agreement (the "Original Agreement") regarding the Option (as defined therein) to purchase 12,572 shares of the Corporation's common stock, par value $.01 per share ("Stock"). A copy of the Original Agreement is attached hereto as Exhibit 1.

The parties have entered into that Separation Agreement and Full Release dated February 28, 2001 (the "Separation Agreement") which sets forth the terms and conditions by which Employee separated from employment with the Corporation.

The Corporation and the Employee desire hereby to amend and restate the Original Agreement in its entirety to provide, INTER ALIA, for the Options to vest pursuant to the terms and conditions hereof.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, and intending to be legally bond hereby, the parties hereto have agreed, and do hereby agree, as follows:

1.       OPTION GRANT

The Corporation hereby grants to the Employee, pursuant to and subject to the 1991 Plan, the right and option (the "Option") to purchase all or any part of an aggregate of 12,572 shares of Stock from the Corporation for a purchase price of $12.3125 per share, on the terms and conditions herein set forth.

2.       OPTION TERM

The term of the Option shall begin on the date of this Agreement and will continue until the date which is 18 months from the Consulting Termination Date, as such term is defined in the Separation Agreement, unless the Option is earlier terminated under the terms of paragraph 5 hereof.

3.       EXERCISE OF OPTION

One third of the Option will be exercisable in whole or in part after the commencement of each of the second, third and fourth years of the term of the Option and thereafter each such third may, subject to the terms and conditions of this Agreement, be exercised in whole or in part at any time before the Option terminates. In no case may the Option be exercised as to less than 50 shares at any one time (or the remaining shares then purchasable under the Option, if less than 50 shares) or for a fractional share. During the Employee's lifetime, the Option may be exercised only by him/her or his/her guardian or legal representative. The Employee shall have none of the rights of a stockholder with respect to any of the shares of the Stock subject to the option until such shares shall be issued in his/her name or the name of his/her designee following the exercise of the Option.

4.       METHOD OF OPTION EXERCISE

A. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Corporation at its Executive Offices attention of the Secretary. Such notice shall state the election to exercise the Option, shall state the number of shares in respect of which it is being exercised (the "Purchased Shares") and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by (i) a personal check payable to the order of the Corporation for payment of the full purchase price of the Purchased Shares, (ii) delivery to the Corporation of the number of shares of Stock duly endorsed for transfer and owned by the Employee which have an aggregate Fair Value equal to the aggregate purchase price of the Purchased Shares or (iii) payment therefor made in such other manner as may be acceptable to the Corporation on such terms as may be determined by the Committee. "Fair Value" shall mean the book value of the Stock as determined by the Committee pursuant to the 1991 Plan. In addition to and at the time of payment of the purchase price, the person exercising the Option shall pay to the Corporation the full amount of any federal and state withholding or other taxes applicable to the taxable income of such person resulting from such exercise in cash unless the Committee in its sole discretion shall permit such taxes to be paid in Stock.

B. The Corporation shall deliver a certificate or certificates representing said shares as soon as practicable after receipt of the notice and all required payments by the person or persons exercising the Option as provided in paragraph 4A. hereof. The certificate or certificates for the shares as to which the Option have been so exercised shall not be registered until at least five business days after the date of the exercise of the Option. Unless the person or persons exercising the Option shall otherwise direct the Corporation in writing, such certificate or certificates for the shares shall be registered in the name of the person or persons so exercising the Option and shall be delivered as aforesaid to or upon the written order of the person or persons exercising the Option.

C. In the event the Option shall be exercised, pursuant to paragraphs 3 and 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the derivative right of such person or persons to exercise the Option.

D. The date of exercise of the Option shall be the date on which the notice, the documents and all payments required under this paragraph 4 are received by the Secretary. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

5.       TERMINATION OF OPTION

The Option may not be exercised to any extent after termination of the Option in one of the ways, whichever first occurs, set forth below in this paragraph 5.

A. The Option shall terminate upon the exercise of such Option in the manner provided in this Agreement and the 1991 Plan, whether or not the shares are ultimately delivered.

B. The Option shall terminate on the date which is 18 months from the Consulting Termination Date, as such term is defined in the Separation Agreement, in accordance with paragraph 2 hereof.

6.       ADJUSTMENT UPON CHANGES IN STOCK

If there shall be any change in the stock subject to the Option granted hereunder, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure, appropriate adjustments may be made by the Board of Directors of the Corporation (or if the Corporation is not the surviving corporation in any such transaction, the Board of Directors of the surviving corporation) in the aggregate number and kind of shares subject to the 1991 Plan and the number and kind of shares and the price per share subject to the Option.

7.       NON-TRANSFERABILITY OF OPTION

The Option shall not be transferable otherwise than by will or by the applicable laws of descent and distribution. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

8.       PAYMENT OF EXPENSES AND COMPLIANCE WITH LAWS

The Corporation shall at all times during the term of the Option reserve and keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Agreement, shall pay all original issue and/or transfer taxes with respect to the issue and/or transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Corporation in connection therewith and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Corporation, shall be applicable thereto.

9.       DEFINITIONS

As used herein, the term "subsidiary" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations, other than the last corporation in such chain, owns stock possessing at least 50% of the voting power in one of the other corporations in such chain.

10.      AMENDMENT

In the event that the Board of Directors of the Corporation shall amend the 1991 Plan under the provisions of Article VIII of the 1991 Plan and such amendment shall modify or otherwise affect the subject matter of this Agreement, this Agreement shall, to that extent, be deemed to be amended by such amendment to the 1991 Plan. The Corporation shall notify the Employee in writing of any such amendment to the 1991 Plan and this Agreement as soon as practicable after its approval.

11.      CONSTRUCTION

In the event of any conflict between the 1991 Plan and this Agreement, the provisions of the 1991 Plan shall control. This Agreement shall be governed in all respects by the laws of the State of Florida.

12.      ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between the Corporation and the Employee and supersedes all other discussions, correspondence, representations, understandings and agreements between the parties, with respect to the subject matter hereof.

13.      HEADINGS

The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed a part hereof.

ATTEST:                                OCWEN FINANCIAL CORPORATION

By: /s/ JOHN R. ERBEY                       By:/s/ WILLIAM C. ERBEY
    ------------------------                   --------------------------
    John R. Erbey, Secretary                   William C. Erbey, Chairman
                                               and Chief Executive Officer

                                         EMPLOYEE

                                            By:
                                               ---------------------------------
                                               (Legal Signature)

                                            Name:
                                                 -------------------------------
                                                 (Print)

                                                                      EXHIBIT C

            AMENDED AND RESTATED NON-QUALIFIED STOCK OPTION AGREEMENT

THIS AMENDED AND RESTATED NON-QUALIFIED STOCK OPTION AGREEMENT made in the City of West Palm Beach, Florida as of March 7, 2000, between OCWEN FINANCIAL CORPORATION, a Florida corporation (the "Corporation"), and Christine A. Reich, an employee of the Corporation or of a subsidiary (the "Employee").

As of March 7, 2000 the Corporation and the Employee entered into a Non-Qualified Stock Option Agreement (the "Original Agreement") regarding the Option (as defined therein) to purchase 28,894 shares of the Corporation's common stock, par value $.01 per share ("Stock"). A copy of the Original Agreement is attached hereto as Exhibit 1.

The parties have entered into that Separation Agreement and Full Release dated as of February 28, 2001 (the "Separation Agreement") which sets forth the terms and conditions by which Employee separated from employment with the Corporation.

The Corporation and the Employee desire hereby to amend and restate the Original Agreement in its entirety to provide, INTER ALIA, for the Options to vest pursuant to the terms and conditions hereof.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, and intending to be legally bond hereby, the parties hereto have agreed, and do hereby agree, as follows:

1.       OPTION GRANT

The Corporation hereby grants to the Employee, pursuant to and subject to the 1991 Plan, the right and option (the "Option") to purchase all or any part of an aggregate of 28,894 shares of Stock from the Corporation for a purchase price of $6.25 per share, on the terms and conditions herein set forth.

2.       OPTION TERM

The term of the Option shall begin on the date of this Agreement and will continue until the date which is 18 months from the Consulting Termination Date, as such term is defined in the Separation Agreement, unless the Option is earlier terminated under the terms of paragraph 5 hereof.

3.       EXERCISE OF OPTION

One third of the Option will be exercisable in whole or in part after the commencement of each of the second, third, fourth years of the term of the Option and thereafter each such third may, subject to the terms and conditions of this Agreement, be exercised in whole or in part at any time before the Option terminates. In no case may the Option be exercised as to less than 50 shares at any one time (or the remaining shares then purchasable under the Option, if less than 50 shares) or for a fractional share. During the Employee's lifetime, the Option may be exercised only by him/her or his/her guardian or legal representative. The Employee shall have none of the rights of a stockholder with respect to any of the shares of the Stock subject to the option until such shares shall be issued in his/her name or the name of his/her designee following the exercise of the Option.

4.       METHOD OF OPTION EXERCISE

A. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Corporation at its Executive Offices attention of the Secretary. Such notice shall state the election to exercise the Option, shall state the number of shares in respect of which it is being exercised (the "Purchased Shares") and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by (i) a personal check payable to the order of the Corporation for payment of the full purchase price of the Purchased Shares, (ii) delivery to the Corporation of the number of shares of Stock duly endorsed for transfer and owned by the Employee which have an aggregate Fair Value equal to the aggregate purchase price of the Purchased Shares or (iii) payment therefor made in such other manner as may be acceptable to the Corporation on such terms as may be determined by the Committee. "Fair Value" shall mean the book value of the Stock as determined by the Committee pursuant to the 1991 Plan. In addition to and at the time of payment of the purchase price, the person exercising the Option shall pay to the Corporation the full amount of any federal and state withholding or other taxes applicable to the taxable income of such person resulting from such exercise in cash unless the Committee in its sole discretion shall permit such taxes to be paid in Stock.

B. The Corporation shall deliver a certificate or certificates representing said shares as soon as practicable after receipt of the notice and all required payments by the person or persons exercising the Option as provided in paragraph 4A. hereof. The certificate or certificates for the shares as to which the Option have been so exercised shall not be registered until at least five business days after the date of the exercise of the Option. Unless the person or persons exercising the Option shall otherwise direct the Corporation in writing, such certificate or certificates for the shares shall be registered in the name of the person or persons so exercising the Option and shall be delivered as aforesaid to or upon the written order of the person or persons exercising the Option.

C. In the event the Option shall be exercised, pursuant to paragraphs 3 and 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the derivative right of such person or persons to exercise the Option.

D. The date of exercise of the Option shall be the date on which the notice, the documents and all payments required under this paragraph 4 are received by the Secretary. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

5.       TERMINATION OF OPTION

The Option may not be exercised to any extent after termination of the Option in one of the ways, whichever first occurs, set forth below in this paragraph 5.

A. The Option shall terminate upon the exercise of such Option in the manner provided in this Agreement and the 1991 Plan, whether or not the shares are ultimately delivered.

B. The Option shall terminate on the date which is 18 months from the Consulting Termination Date, as such term is defined in the Separation Agreement, in accordance with paragraph 2 hereof.

6.       ADJUSTMENT UPON CHANGES IN STOCK

If there shall be any change in the stock subject to the Option granted hereunder, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure, appropriate adjustments may be made by the Board of Directors of the Corporation (or if the Corporation is not the surviving corporation in any such transaction, the Board of Directors of the surviving corporation) in the aggregate number and kind of shares subject to the 1991 Plan and the number and kind of shares and the price per share subject to the Option.

7.       NON-TRANSFERABILITY OF OPTION

The Option shall not be transferable otherwise than by will or by the applicable laws of descent and distribution. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

8.       PAYMENT OF EXPENSES AND COMPLIANCE WITH LAWS

The Corporation shall at all times during the term of the Option reserve and keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Agreement, shall pay all original issue and/or transfer taxes with respect to the issue and/or transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Corporation in connection therewith and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Corporation, shall be applicable thereto.

9.       DEFINITIONS

As used herein, the term "subsidiary" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations, other than the last corporation in such chain, owns stock possessing at least 50% of the voting power in one of the other corporations in such chain.

10.      AMENDMENT

In the event that the Board of Directors of the Corporation shall amend the 1991 Plan under the provisions of Article VIII of the 1991 Plan and such amendment shall modify or otherwise affect the subject matter of this Agreement, this Agreement shall, to that extent, be deemed to be amended by such amendment to the 1991 Plan. The Corporation shall notify the Employee in writing of any such amendment to the 1991 Plan and this Agreement as soon as practicable after its approval.

11.      CONSTRUCTION

In the event of any conflict between the 1991 Plan and this Agreement, the provisions of the 1991 Plan shall control. This Agreement shall be governed in all respects by the laws of the State of Florida.

12.      ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between the Corporation and the Employee and supersedes all other discussions, correspondence, representations, understandings and agreements between the parties, with respect to the subject matter hereof.

13.      HEADINGS

The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed a part hereof.

ATTEST:                                OCWEN FINANCIAL CORPORATION

By: /s/ JOHN R. ERBEY                       By: /s/ WILLIAM C. ERBEY
    -----------------                           --------------------
    John R. Erbey, Secretary                    William C. Erbey, Chairman
                                                and Chief Executive Officer

                                         EMPLOYEE

                                            By:
                                               ---------------------------------
                                               (Legal Signature)

                                            Name:
                                                 -------------------------------
                                                 (Print)

                                                                       EXHIBIT D

            AMENDED AND RESTATED NON-QUALIFIED STOCK OPTION AGREEMENT

THIS AMENDED AND RESTATED NON-QUALIFIED STOCK OPTION AGREEMENT made in the City of West Palm Beach, Florida as of January 31, 2001, between OCWEN FINANCIAL CORPORATION, a Florida corporation (the "Corporation"), and Christine A. Reich, an employee of the Corporation or of a subsidiary (the "Employee").

As of January 1, 2001 the Corporation and the Employee entered into a Non-Qualified Stock Option Agreement (the "Original Agreement") regarding the Option (as defined therein) to purchase 85,790 shares of the Corporation's common stock, par value $.01 per share ("Stock"). A copy of the Original Agreement is attached hereto as Exhibit 1.

The parties have entered into that Separation Agreement and Full Release dated as of February 28, 2001 (the "Separation Agreement") which sets forth the terms and conditions by which Employee separated from employment with the Corporation.

The Corporation and the Employee desire hereby to amend and restate the Original Agreement in its entirety to provide, INTER ALIA, for the Options to vest pursuant to the terms and conditions hereof.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, and intending to be legally bond hereby, the parties hereto have agreed, and do hereby agree, as follows:

1.       OPTION GRANT

The Corporation hereby grants to the Employee, pursuant to and subject to the 1991 Plan, the right and option (the "Option") to purchase all or any part of an aggregate of 85,790 shares of Stock from the Corporation for a purchase price of $4.08625 per share, on the terms and conditions herein set forth.

2.       OPTION TERM

The term of the Option shall begin on the date of this Agreement and will continue until the date which is 18 months from the Consulting Termination Date, as such term is defined in the Separation Agreement, unless the Option is earlier terminated under the terms of paragraph 5 hereof.

3.       EXERCISE OF OPTION

One fifth of the Option will be exercisable in whole or in part immediately upon grant and one fourth of the of the balance of the Option will be exercisable in whole or in part after the commencement of each of the second, third, fourth and fifth years of the term of the Option and thereafter each such portion may, subject to the terms and conditions of this Agreement, be exercised in whole or in part at any time before the Option terminates. In no case may the Option be exercised as to less than 50 shares at any one time (or the remaining shares then purchasable under the Option, if less than 50 shares) or for a fractional share. During the Employee's lifetime, the Option may be exercised only by him/her or his/her guardian or legal representative. The Employee shall have none of the rights of a stockholder with respect to any of the shares of the Stock subject to the option until such shares shall be issued in his/her name or the name of his/her designee following the exercise of the Option.

4.       METHOD OF OPTION EXERCISE

A. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Corporation at its Executive Offices attention of the Secretary. Such notice shall state the election to exercise the Option, shall state the number of shares in respect of which it is being exercised (the "Purchased Shares") and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by (i) a personal check payable to the order of the Corporation for payment of the full purchase price of the Purchased Shares, (ii) delivery to the Corporation of the number of shares of Stock duly endorsed for transfer and owned by the Employee which have an aggregate Fair Value equal to the aggregate purchase price of the Purchased Shares or (iii) payment therefor made in such other manner as may be acceptable to the Corporation on such terms as may be determined by the Committee. "Fair Value" shall mean the book value of the Stock as determined by the Committee pursuant to the 1991 Plan. In addition to and at the time of payment of the purchase price, the person exercising the Option shall pay to the Corporation the full amount of any federal and state withholding or other taxes applicable to the taxable income of such person resulting from such exercise in cash unless the Committee in its sole discretion shall permit such taxes to be paid in Stock.

B. The Corporation shall deliver a certificate or certificates representing said shares as soon as practicable after receipt of the notice and all required payments by the person or persons exercising the Option as provided in paragraph 4A. hereof. The certificate or certificates for the shares as to which the Option have been so exercised shall not be registered until at least five business days after the date of the exercise of the Option. Unless the person or persons exercising the Option shall otherwise direct the Corporation in writing, such certificate or certificates for the shares shall be registered in the name of the person or persons so exercising the Option and shall be delivered as aforesaid to or upon the written order of the person or persons exercising the Option.

C. In the event the Option shall be exercised, pursuant to paragraphs 3 and 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the derivative right of such person or persons to exercise the Option.

D. The date of exercise of the Option shall be the date on which the notice, the documents and all payments required under this paragraph 4 are received by the Secretary. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

5.       TERMINATION OF OPTION

The Option may not be exercised to any extent after termination of the Option in one of the ways, whichever first occurs, set forth below in this paragraph 5.

A. The Option shall terminate upon the exercise of such Option in the manner provided in this Agreement and the 1991 Plan, whether or not the shares are ultimately delivered.

B. The Option shall terminate on the date which is 18 months from the Consulting Termination Date, as such term is defined in the Separation Agreement, in accordance with paragraph 2 hereof.

6.       ADJUSTMENT UPON CHANGES IN STOCK

If there shall be any change in the stock subject to the Option granted hereunder, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure, appropriate adjustments may be made by the Board of Directors of the Corporation (or if the Corporation is not the surviving corporation in any such transaction, the Board of Directors of the surviving corporation) in the aggregate number and kind of shares subject to the 1991 Plan and the number and kind of shares and the price per share subject to the Option.

7.       NON-TRANSFERABILITY OF OPTION

The Option shall not be transferable otherwise than by will or by the applicable laws of descent and distribution. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

8.       PAYMENT OF EXPENSES AND COMPLIANCE WITH LAWS

The Corporation shall at all times during the term of the Option reserve and keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Agreement, shall pay all original issue and/or transfer taxes with respect to the issue and/or transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Corporation in connection therewith and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Corporation, shall be applicable thereto.

9.       DEFINITIONS

As used herein, the term "subsidiary" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations, other than the last corporation in such chain, owns stock possessing at least 50% of the voting power in one of the other corporations in such chain.

10.      AMENDMENT

In the event that the Board of Directors of the Corporation shall amend the 1991 Plan under the provisions of Article VIII of the 1991 Plan and such amendment shall modify or otherwise affect the subject matter of this Agreement, this Agreement shall, to that extent, be deemed to be amended by such amendment to the 1991 Plan. The Corporation shall notify the Employee in writing of any such amendment to the 1991 Plan and this Agreement as soon as practicable after its approval.

11.      CONSTRUCTION

In the event of any conflict between the 1991 Plan and this Agreement, the provisions of the 1991 Plan shall control. This Agreement shall be governed in all respects by the laws of the State of Florida.

12.      ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between the Corporation and the Employee and supersedes all other discussions, correspondence, representations, understandings and agreements between the parties, with respect to the subject matter hereof.

13.      HEADINGS

The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed a part hereof.

ATTEST:                                OCWEN FINANCIAL CORPORATION

By: /s/ JOHN R. ERBEY                       By:/s/ WILLIAM C. ERBEY
    -----------------                          --------------------
    John R. Erbey, Secretary                   William C. Erbey, Chairman
                                               and Chief Executive Officer

                                         EMPLOYEE

                                            By:
                                               ---------------------------------
                                               (Legal Signature)

                                            Name:
                                                 -------------------------------
                                                 (Print)